Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Fourth Quarter 2016
February 1, 2017
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2016

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Highlights
Net earnings	$385	$109	$54	$101	$129	$649	$352
Core net operating earnings	176	134	113	111	136	534	486
Total assets	55,072	54,845	52,733	51,038	49,837	55,072	49,837
Adjusted shareholders’ equity (a)	4,617	4,487	4,356	4,325	4,313	4,617	4,313
Property and Casualty net written premiums	1,083	1,268	1,056	979	1,056	4,386	4,327
Annuity statutory premiums	1,111	941	1,098	1,285	1,107	4,435	4,140
Per share data
Diluted earnings per share	$4.33	$1.23	$0.62	$1.14	$1.45	$7.33	$3.94
Core net operating earnings per share	1.98	1.51	1.28	1.25	1.52	6.03	5.44
Adjusted book value per share (a)	53.11	51.68	50.16	49.72	49.32	53.11	49.32
Cash dividends per common share	1.3125	0.2800	0.2800	0.2800	1.2800	2.1525	2.0300
Financial ratios
Annualized return on equity (b)	34.4%	9.9%	5.1%	9.4%	12.1%	14.8%	8.3%
Annualized core operating return on equity (b)	15.7%	12.2%	10.5%	10.3%	12.7%	12.2%	11.5%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	63.7%	62.9%	61.2%	58.3%	61.8%	61.7%	62.2%
Underwriting expense ratio	26.7%	30.3%	32.7%	33.0%	29.2%	30.6%	30.9%

Combined ratio - Specialty	90.4%	93.2%	93.9%	91.3%	91.0%	92.3%	93.1%

Net spread on fixed annuities:
Net interest spread	2.70%	2.85%	2.84%	2.54%	2.53%	2.73%	2.69%
Net spread earned:
Before impact of fair value accounting	1.42%	1.46%	1.45%	1.20%	1.31%	1.39%	1.35%
Impact of fair value accounting (c)	0.40%	0.01%	(0.37%)	(0.46%)	0.08%	(0.10%)	(0.09%)

After impact of fair value accounting	1.82%	1.47%	1.08%	0.74%	1.39%	1.29%	1.26%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Property and Casualty Insurance
Underwriting profit	$110	$78	$62	$87	$100	$337	$292
Net investment income	85	93	89	83	74	350	319
Other expense	(15)	(18)	(12)	(12)	(11)	(57)	(45)

Property and Casualty Insurance operating earnings	180	153	139	158	163	630	566
Annuity earnings	132	107	76	53	101	368	331
Run-off Long-Term Care and Life earnings	2	1	—	(1)	—	2	14
Interest expense of parent holding companies (a)	(21)	(19)	(19)	(18)	(16)	(77)	(73)
Other expense (a)	(29)	(29)	(19)	(22)	(29)	(99)	(89)

Pre-tax core operating earnings	264	213	177	170	219	824	749
Income tax expense	88	79	64	59	83	290	263

Core net operating earnings	176	134	113	111	136	534	486
Non-core items, net of tax:
Realized gains (losses) on securities	32	1	(10)	(10)	(14)	13	(12)
Realized gain (loss) on sale of subsidiaries	—	—	1	—	(3)	1	(104)
Gain on sale of hotel and apartment properties	—	—	15	—	10	15	36
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(23)	—	—	—	(23)	(44)
Former Railroad and Manufacturing operations	—	(3)	—	—	—	(3)	(8)
Neon exited lines charge	—	—	(65)	—	—	(65)	—
Tax benefit related to National Interstate merger	66	—	—	—	—	66	—
Tax benefit related to Neon restructuring	111	—	—	—	—	111	—
Other	—	—	—	—	—	—	(2)

Net earnings	$385	$109	$54	$101	$129	$649	$352

(a)	December 2015 has been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Core net operating earnings	$176	$134	$113	$111	$136	$534	$486

Net earnings	$385	$109	$54	$101	$129	$649	$352

Average number of diluted shares	88.774	88.461	88.390	88.495	89.228	88.530	89.362
Diluted earnings per share:
Core net operating earnings per share	$1.98	$1.51	$1.28	$1.25	$1.52	$6.03	$5.44
Realized gains (losses) on securities	0.36	0.02	(0.11)	(0.11)	(0.15)	0.16	(0.12)
Realized gain (loss) on sale of subsidiaries	—	—	0.01	—	(0.03)	0.01	(1.17)
Gain on sale of hotel and apartment properties	—	—	0.17	—	0.11	0.17	0.40
Special A&E charges:
Property and Casualty Insurance run-off operations	—	(0.26)	—	—	—	(0.26)	(0.49)
Former Railroad and Manufacturing operations	—	(0.04)	—	—	—	(0.04)	(0.09)
Neon exited lines charge	—	—	(0.73)	—	—	(0.73)	—
Tax benefit related to National Interstate merger	0.74	—	—	—	—	0.74	—
Tax benefit related to Neon restructuring	1.25	—	—	—	—	1.25	—
Other	—	—	—	—	—	—	(0.03)

Diluted earnings per share	$4.33	$1.23	$0.62	$1.14	$1.45	$7.33	$3.94

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Property and Transportation	$75	$44	$15	$32	$34	$166	$48
Specialty Casualty	13	13	23	29	50	78	146
Specialty Financial	20	19	22	23	15	84	87
Other Specialty	2	2	3	2	1	9	14

Underwriting profit - Specialty	110	78	63	86	100	337	295
Other core charges, included in loss and LAE	—	—	1	(1)	—	—	3

Underwriting profit - Core	110	78	62	87	100	337	292
Special A&E charges, included in loss and LAE	—	(36)	—	—	—	(36)	(67)
Neon exited lines charge, included in loss and LAE	—	—	(57)	—	—	(57)	—
Neon exited lines charge, included in underwriting expenses	—	—	(8)	—	—	(8)	—

Underwriting profit (loss) - Property and Casualty Insurance	$110	$42	$(3)	$87	$100	$236	$225

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	12	14	21	8	9	55	35

Total current accident year catastrophe losses	$12	$14	$21	$8	$9	$55	$35

Prior year loss reserve development (favorable) / adverse	$10	$22	$28	$(28)	$(5)	$32	$33

Combined ratio:
Property and Transportation	83.9%	91.1%	95.9%	90.6%	92.4%	90.0%	96.9%
Specialty Casualty	97.4%	97.4%	95.3%	94.3%	90.2%	96.1%	92.7%
Specialty Financial	86.0%	86.4%	84.4%	82.6%	88.7%	84.9%	83.1%
Other Specialty	94.9%	91.5%	89.2%	89.7%	97.1%	91.4%	85.5%
Combined ratio - Specialty	90.4%	93.2%	93.9%	91.3%	91.0%	92.3%	93.1%
Other core charges	0.0%	0.1%	0.1%	(0.1%)	0.0%	(0.1%)	0.0%
Neon exited lines charge, loss and LAE	0.0%	0.0%	5.5%	0.0%	0.0%	1.3%	0.0%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.8%	0.0%	0.0%	0.2%	0.0%
Special A&E charges	0.0%	3.0%	0.0%	0.0%	0.0%	0.8%	1.6%

Combined ratio	90.4%	96.3%	100.3%	91.2%	91.0%	94.5%	94.7%

Combined ratio excl. catastrophe and prior year development	88.4%	93.1%	94.8%	93.2%	90.6%	92.4%	93.1%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.7%	62.8%	62.1%	60.2%	61.4%	61.8%	62.2%
Prior accident year loss reserve development	0.9%	2.0%	2.7%	(2.8%)	(0.4%)	0.7%	0.8%
Current accident year catastrophe loss	1.1%	1.2%	2.0%	0.8%	0.8%	1.3%	0.8%

Loss and LAE ratio	63.7%	66.0%	66.8%	58.2%	61.8%	63.8%	63.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Gross written premiums	$1,441	$1,899	$1,398	$1,243	$1,356	$5,981	$5,832
Ceded reinsurance premiums	(358)	(631)	(342)	(264)	(300)	(1,595)	(1,505)

Net written premiums	1,083	1,268	1,056	979	1,056	4,386	4,327
Change in unearned premiums	61	(109)	(29)	19	64	(58)	(103)

Net earned premiums	1,144	1,159	1,027	998	1,120	4,328	4,224
Loss and LAE	729	729	629	582	693	2,669	2,625
Underwriting expense	305	352	335	330	327	1,322	1,304

Underwriting profit	$110	$78	$63	$86	$100	$337	$295

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	12	14	21	8	9	55	35

Total current accident year catastrophe losses	$12	$14	$21	$8	$9	$55	$35

Prior year loss reserve development (favorable) / adverse	$10	$(14)	$(30)	$(27)	$(5)	$(61)	$(37)

Combined ratio:
Loss and LAE ratio	63.7%	62.9%	61.2%	58.3%	61.8%	61.7%	62.2%
Underwriting expense ratio	26.7%	30.3%	32.7%	33.0%	29.2%	30.6%	30.9%

Combined ratio	90.4%	93.2%	93.9%	91.3%	91.0%	92.3%	93.1%

Combined ratio excl. catastrophe and prior year development	88.4%	93.1%	94.8%	93.2%	90.6%	92.4%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.7%	62.8%	62.1%	60.2%	61.4%	61.8%	62.2%
Prior accident year loss reserve development	0.9%	(1.1%)	(2.9%)	(2.7%)	(0.4%)	(1.4%)	(0.8%)
Current accident year catastrophe loss	1.1%	1.2%	2.0%	0.8%	0.8%	1.3%	0.8%

Loss and LAE ratio	63.7%	62.9%	61.2%	58.3%	61.8%	61.7%	62.2%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Gross written premiums	$577	$991	$538	$398	$515	$2,504	$2,455
Ceded reinsurance premiums	(183)	(406)	(156)	(87)	(137)	(832)	(819)

Net written premiums	394	585	382	311	378	1,672	1,636
Change in unearned premiums	71	(92)	(17)	28	64	(10)	(37)

Net earned premiums	465	493	365	339	442	1,662	1,599
Loss and LAE	319	339	245	211	317	1,114	1,159
Underwriting expense	71	110	105	96	91	382	392

Underwriting profit	$75	$44	$15	$32	$34	$166	$48

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	6	7	12	6	3	31	21

Total current accident year catastrophe losses	$6	$7	$12	$6	$3	$31	$21

Prior year loss reserve development (favorable) / adverse	$13	$(5)	$(12)	$(17)	$8	$(21)	$15

Combined ratio:
Loss and LAE ratio	68.6%	68.8%	67.0%	62.2%	71.7%	67.0%	72.4%
Underwriting expense ratio	15.3%	22.3%	28.9%	28.4%	20.7%	23.0%	24.5%

Combined ratio	83.9%	91.1%	95.9%	90.6%	92.4%	90.0%	96.9%

Combined ratio excl. catastrophe and prior year development	79.7%	90.7%	95.8%	94.1%	89.9%	89.3%	94.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.4%	68.4%	66.9%	65.7%	69.2%	66.3%	70.2%
Prior accident year loss reserve development	3.0%	(1.2%)	(3.2%)	(5.2%)	1.8%	(1.2%)	0.9%
Current accident year catastrophe loss	1.2%	1.6%	3.3%	1.7%	0.7%	1.9%	1.3%

Loss and LAE ratio	68.6%	68.8%	67.0%	62.2%	71.7%	67.0%	72.4%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Gross written premiums	$684	$722	$688	$698	$661	$2,792	$2,739
Ceded reinsurance premiums	(174)	(218)	(185)	(179)	(158)	(756)	(687)

Net written premiums	510	504	503	519	503	2,036	2,052
Change in unearned premiums	—	(7)	(6)	(17)	12	(30)	(41)

Net earned premiums	510	497	497	502	515	2,006	2,011
Loss and LAE	348	330	329	313	315	1,320	1,265
Underwriting expense	149	154	145	160	150	608	600

Underwriting profit	$13	$13	$23	$29	$50	$78	$146

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	4	2	3	1	1	10	4

Total current accident year catastrophe losses	$4	$2	$3	$1	$1	$10	$4

Prior year loss reserve development (favorable) / adverse	$3	$(2)	$(10)	$(4)	$(7)	$(13)	$(11)

Combined ratio:
Loss and LAE ratio	68.2%	66.5%	66.1%	62.4%	61.1%	65.8%	62.9%
Underwriting expense ratio	29.2%	30.9%	29.2%	31.9%	29.1%	30.3%	29.8%

Combined ratio	97.4%	97.4%	95.3%	94.3%	90.2%	96.1%	92.7%

Combined ratio excl. catastrophe and prior year development	96.1%	97.4%	96.6%	94.9%	91.4%	96.3%	93.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.9%	66.5%	67.4%	63.0%	62.3%	66.0%	63.2%
Prior accident year loss reserve development	0.5%	(0.3%)	(2.0%)	(0.7%)	(1.4%)	(0.7%)	(0.5%)
Current accident year catastrophe loss	0.8%	0.3%	0.7%	0.1%	0.2%	0.5%	0.2%

Loss and LAE ratio	68.2%	66.5%	66.1%	62.4%	61.1%	65.8%	62.9%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Gross written premiums	$180	$186	$172	$147	$179	$685	$637
Ceded reinsurance premiums	(26)	(37)	(28)	(22)	(27)	(113)	(97)

Net written premiums	154	149	144	125	152	572	540
Change in unearned premiums	(13)	(4)	(5)	7	(15)	(15)	(23)

Net earned premiums	141	145	139	132	137	557	517
Loss and LAE	46	45	42	45	46	178	154
Underwriting expense	75	81	75	64	76	295	276

Underwriting profit	$20	$19	$22	$23	$15	$84	$87

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	5	3	1	5	11	9

Total current accident year catastrophe losses	$2	$5	$3	$1	$5	$11	$9

Prior year loss reserve development (favorable) / adverse	$(6)	$(6)	$(7)	$(4)	$(5)	$(23)	$(30)

Combined ratio:
Loss and LAE ratio	32.4%	31.6%	30.1%	34.0%	32.8%	32.0%	29.7%
Underwriting expense ratio	53.6%	54.8%	54.3%	48.6%	55.9%	52.9%	53.4%

Combined ratio	86.0%	86.4%	84.4%	82.6%	88.7%	84.9%	83.1%

Combined ratio excl. catastrophe and prior year development	88.8%	87.0%	87.0%	84.8%	88.8%	86.9%	87.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	35.2%	32.2%	32.7%	36.2%	32.9%	34.0%	33.7%
Prior accident year loss reserve development	(4.5%)	(3.9%)	(4.6%)	(3.3%)	(3.6%)	(4.0%)	(5.7%)
Current accident year catastrophe loss	1.7%	3.3%	2.0%	1.1%	3.5%	2.0%	1.7%

Loss and LAE ratio	32.4%	31.6%	30.1%	34.0%	32.8%	32.0%	29.7%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Gross written premiums	$—	$—	$—	$—	$1	$—	$1
Ceded reinsurance premiums	25	30	27	24	22	106	98

Net written premiums	25	30	27	24	23	106	99
Change in unearned premiums	3	(6)	(1)	1	3	(3)	(2)

Net earned premiums	28	24	26	25	26	103	97
Loss and LAE	16	15	13	13	15	57	47
Underwriting expense	10	7	10	10	10	37	36

Underwriting profit	$2	$2	$3	$2	$1	$9	$14

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	3	—	—	3	1

Total current accident year catastrophe losses	$—	$—	$3	$—	$—	$3	$1

Prior year loss reserve development (favorable) / adverse	$—	$(1)	$(1)	$(2)	$(1)	$(4)	$(11)

Combined ratio:
Loss and LAE ratio	59.5%	55.2%	52.5%	52.1%	61.0%	54.9%	49.4%
Underwriting expense ratio	35.4%	36.3%	36.7%	37.6%	36.1%	36.5%	36.1%

Combined ratio	94.9%	91.5%	89.2%	89.7%	97.1%	91.4%	85.5%

Combined ratio excl. catastrophe and prior year development	93.7%	95.1%	86.4%	96.0%	98.1%	92.8%	96.4%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Net investment income	$346	$351	$344	$315	$309	$1,356	$1,224
Guaranteed withdrawal benefit fees	14	14	13	12	12	53	43
Policy charges and other miscellaneous income	13	12	11	14	11	50	55

Total revenues	373	377	368	341	332	1,459	1,322
Annuity benefits expense	160	189	223	228	189	800	732
Acquisition expenses	54	53	40	34	20	181	163
Other expenses	27	28	29	26	22	110	96

Total costs and expenses	241	270	292	288	231	1,091	991

Annuity earnings before income taxes	$132	$107	$76	$53	$101	$368	$331

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$103	$106	$102	$84	$96	$395	$354
Impact of fair value accounting (a)	29	1	(26)	(31)	5	(27)	(23)

Annuity earnings before income taxes	$132	$107	$76	$53	$101	$368	$331

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Detail of annuity benefits expense:
Interest credited - fixed	$148	$145	$142	$139	$138	$574	$532
Interest credited - fixed component of variable annuities	1	1	2	1	1	5	6
Change in expected death and annuitization reserve	4	5	4	5	5	18	19
Amortization of sales inducements	7	6	6	5	6	24	26
Guaranteed withdrawal benefit reserve	20	18	15	16	15	69	63
Change in other benefit reserves	11	10	8	5	5	34	22
Unlockings (a)	23	—	—	—	19	23	19

Subtotal before impact of fair value accounting	214	185	177	171	189	747	687
Embedded derivative mark-to-market (b)	6	109	62	17	88	194	(11)
Equity option mark-to-market	(60)	(105)	(16)	40	(88)	(141)	56

Subtotal impact of fair value accounting	(54)	4	46	57	—	53	45

Total annuity benefits expense	$160	$189	$223	$228	$189	$800	$732

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $24 million in 2016 and $29 million in 2015 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense reduction of $1 million in 2016 and $10 million in 2015.
(b)	Excludes unlocking impact of $17 million in 2016 and $28 million in 2015.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Average fixed annuity investments (at amortized cost)	$29,192	$28,548	$27,964	$27,186	$26,401	$28,223	$25,174
Average annuity benefits accumulated	29,250	28,538	27,861	26,935	26,048	28,146	24,898

Investments in excess of annuity benefits accumulated	$(58)	$10	$103	$251	$353	$77	$276

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.72%	4.88%	4.88%	4.60%	4.65%	4.77%	4.83%
Interest credited	(2.02%)	(2.03%)	(2.04%)	(2.06%)	(2.12%)	(2.04%)	(2.14%)

Net interest spread on fixed annuities	2.70%	2.85%	2.84%	2.54%	2.53%	2.73%	2.69%
Policy charges and other miscellaneous income	0.15%	0.14%	0.13%	0.16%	0.15%	0.15%	0.18%
Other annuity benefit expenses, net	(0.38%)	(0.36%)	(0.30%)	(0.27%)	(0.31%)	(0.33%)	(0.35%)
Acquisition expenses	(1.06%)	(0.72%)	(0.55%)	(0.47%)	(0.75%)	(0.70%)	(0.74%)
Other expenses	(0.35%)	(0.39%)	(0.38%)	(0.38%)	(0.32%)	(0.38%)	(0.36%)
Change in fair value of derivatives	0.73%	(0.05%)	(0.66%)	(0.84%)	0.02%	(0.19%)	(0.18%)
Unlockings	0.03%	0.00%	0.00%	0.00%	0.07%	0.01%	0.02%

Net spread earned on fixed annuities	1.82%	1.47%	1.08%	0.74%	1.39%	1.29%	1.26%

Average annuity benefits accumulated	$29,250	$28,538	$27,861	$26,935	$26,048	$28,146	$24,898
Net spread earned on fixed annuities	1.82%	1.47%	1.08%	0.74%	1.39%	1.29%	1.26%

Earnings on fixed annuity benefits accumulated	$133	$105	$75	$50	$91	$363	$313
Investments in excess of annuity benefits accumulated	$(58)	$10	$103	$251	$353	$77	$276
Net investment income (as % of investments)	4.72%	4.88%	4.88%	4.60%	4.65%	4.77%	4.83%

Earnings on investments in excess of annuity benefits accumulated	$—	$—	$1	$3	$4	$4	$13
Variable annuity earnings	(1)	2	—	—	6	1	5

Earnings before income taxes	$132	$107	$76	$53	$101	$368	$331

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.42%	1.46%	1.45%	1.20%	1.31%	1.39%	1.35%
Change in fair value of derivatives	0.73%	(0.05%)	(0.66%)	(0.84%)	0.02%	(0.19%)	(0.18%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	(0.33%)	0.06%	0.29%	0.38%	0.06%	0.09%	0.09%

Net spread earned core - after impact of fair value accounting	1.82%	1.47%	1.08%	0.74%	1.39%	1.29%	1.26%

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Retail single premium annuities - indexed	$415	$340	$413	$546	$494	$1,714	$1,864
Retail single premium annuities - fixed	22	18	22	20	18	82	70
Financial institutions single premium annuities - indexed	474	435	507	534	462	1,950	1,741
Financial institutions single premium annuities - fixed	152	97	100	119	72	468	229
Education market - fixed and indexed annuities	40	42	45	57	51	184	194

Subtotal fixed annuity premiums	1,103	932	1,087	1,276	1,097	4,398	4,098
Variable annuities	8	9	11	9	10	37	42

Total annuity premiums	$1,111	$941	$1,098	$1,285	$1,107	$4,435	$4,140

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Beginning fixed annuity reserves	$28,853	$28,222	$27,499	$26,371	$25,725	$26,371	$23,462
Premiums	1,103	932	1,087	1,276	1,097	4,398	4,098
Federal Home Loan Bank advances	—	—	—	150	45	150	345
Surrenders, benefits and other withdrawals	(524)	(586)	(596)	(483)	(515)	(2,189)	(1,932)
Sale of subsidiaries	—	—	—	—	(261)	—	(261)
Interest and other annuity benefit expenses:
Interest credited	148	145	142	139	138	574	532
Embedded derivative mark-to-market	6	109	62	17	88	194	(11)
Change in other benefit reserves	34	31	28	29	31	122	115
Unlockings	27	—	—	—	23	27	23

Ending fixed annuity reserves	$29,647	$28,853	$28,222	$27,499	$26,371	$29,647	$26,371

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$29,647	$28,853	$28,222	$27,499	$26,371	$29,647	$26,371
Impact of unrealized investment gains on reserves	76	180	188	127	64	76	64
Fixed component of variable annuities	184	189	186	186	187	184	187

Annuity benefits accumulated per balance sheet	$29,907	$29,222	$28,596	$27,812	$26,622	$29,907	$26,622

Annualized surrenders and other withdrawals as a % of beginning reserves	7.3%	8.3%	8.7%	7.3%	8.0%	8.3%	8.2%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
Assets:
Total cash and investments	$41,433	$41,805	$40,639	$39,437	$37,736	$38,132
Recoverables from reinsurers	2,737	2,814	2,576	2,561	2,636	3,151
Prepaid reinsurance premiums	539	634	521	475	480	604
Agents’ balances and premiums receivable	997	1,029	992	936	937	976
Deferred policy acquisition costs	1,239	867	881	1,055	1,184	993
Assets of managed investment entities	4,765	4,312	4,410	3,906	4,047	3,613
Other receivables	908	1,391	788	693	820	1,241
Variable annuity assets (separate accounts)	600	606	595	595	608	595
Other assets (a)	1,655	1,188	1,132	1,181	1,190	1,034
Goodwill	199	199	199	199	199	201

Total assets	$55,072	$54,845	$52,733	$51,038	$49,837	$50,540

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,563	$8,661	$8,203	$8,108	$8,127	$8,061
Unearned premiums	2,171	2,328	2,109	2,051	2,060	2,238
Annuity benefits accumulated	29,907	29,222	28,596	27,812	26,622	26,026
Life, accident and health reserves	691	700	702	708	705	2,159
Payable to reinsurers	634	835	588	501	591	724
Liabilities of managed investment entities	4,549	4,067	4,192	3,656	3,781	3,287
Long-term debt (a)	1,283	1,300	998	998	998	863
Variable annuity liabilities (separate accounts)	600	606	595	595	608	595
Other liabilities	1,755	1,768	1,557	1,672	1,575	1,681

Total liabilities	$50,153	$49,487	$47,540	$46,101	$45,067	$45,634
Shareholders’ equity:
Common stock	$87	$87	$87	$87	$87	$87
Capital surplus	1,111	1,242	1,228	1,218	1,214	1,195
Unappropriated retained earnings	3,343	3,079	3,016	3,002	2,987	2,981
Unrealized gains - equities	98	103	46	40	54	44
Unrealized gains - fixed maturities	306	669	639	426	278	445
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(7)	5	5	4	1	2
Other comprehensive income, net of tax	(22)	(24)	(21)	(22)	(29)	(30)

Total shareholders’ equity	4,916	5,161	5,000	4,755	4,592	4,724
Noncontrolling interests	3	197	193	182	178	182

Total liabilities and equity	$55,072	$54,845	$52,733	$51,038	$49,837	$50,540

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
Shareholders’ equity	$4,916	$5,161	$5,000	$4,755	$4,592	$4,724
Unrealized (gains) related to fixed maturities	(299)	(674)	(644)	(430)	(279)	(447)

Adjusted shareholders’ equity	4,617	4,487	4,356	4,325	4,313	4,277
Goodwill	(199)	(199)	(199)	(199)	(199)	(201)
Intangibles	(34)	(44)	(46)	(47)	(49)	(51)

Tangible adjusted shareholders’ equity	$4,384	$4,244	$4,111	$4,079	$4,065	$4,025

Common shares outstanding	86.924	86.813	86.850	86.966	87.474	87.327
Book value per share:
Book value per share	$56.55	$59.45	$57.57	$54.67	$52.50	$54.10
Adjusted (a)	53.11	51.68	50.16	49.72	49.32	48.98
Tangible, adjusted (b)	50.43	48.89	47.34	46.90	46.49	46.09
Market capitalization
AFG’s closing common share price	$88.12	$75.00	$73.93	$70.37	$72.08	$68.91
Market capitalization	$7,660	$6,511	$6,421	$6,120	$6,305	$6,018
Price / Adjusted book value ratio	1.66	1.45	1.47	1.42	1.46	1.41

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
AFG senior obligations (a)	$1,008	$1,008	$708	$708	$708	$708
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	—	18	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$1,008	$1,026	$720	$720	$720	$720
AFG subordinated debentures	300	300	300	300	300	150
Obligations of subsidiaries - secured by real estate	—	—	—	—	—	10

Total principal amount of long-term debt	$1,308	$1,326	$1,020	$1,020	$1,020	$880
Shareholders’ equity	4,916	5,161	5,000	4,755	4,592	4,724
Noncontrolling interests	3	197	193	182	178	182
Less:
Unrealized (gains) - fixed maturity investments	(306)	(669)	(639)	(426)	(278)	(445)

Total adjusted capital	$5,921	$6,015	$5,574	$5,531	$5,512	$5,341

Less:
Obligations of subsidiaries - secured by real estate	—	—	—	—	—	(10)

Total adjusted capital excluding obligations secured by real estate	$5,921	$6,015	$5,574	$5,531	$5,512	$5,331

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	22.1%	22.0%	18.3%	18.4%	18.5%	16.5%
Excluding subordinated debt & debt secured by real estate	17.0%	17.1%	12.9%	13.0%	13.1%	13.5%

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelved Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Property and Casualty Insurance
Paid Losses (GAAP)	$683	$537	$586	$547	$675	$2,353	$2,403

	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
Statutory Surplus
Property and Casualty Insurance	$2,939	$3,038	$2,601	$2,574	$2,488	$2,356
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,234	$2,216	$2,089	$2,032	$1,918	$1,816
Allowable dividends without regulatory approval
Property and Casualty Insurance	$496	$434	$434	$434	$434	$315
Annuity and Run-off	197	375	375	375	375	358

Total	$693	$809	$809	$809	$809	$673

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2016
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,383	$511	$213	$—	$2,107	5%
Fixed maturities - Available for sale	6,510	28,021	13	—	34,544	83%
Fixed maturities - Trading	242	117	—	—	359	1%
Equity securities	1,013	496	49	—	1,558	4%
Policy loans	—	192	—	—	192	0%
Mortgage loans	261	886	—	—	1,147	3%
Real estate and other investments	497	1,197	48	(216)	1,526	4%

Total cash and investments	$9,906	$31,420	$323	$(216)	$41,433	100%

Unrealized gain/(loss) on equity securities	$102	$49	$—	$—	$151

	Carrying Value - December 31, 2015
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$708	$282	$230	$—	$1,220	3%
Fixed maturities - Available for sale	6,784	25,486	14	—	32,284	85%
Fixed maturities - Trading	140	114	—	—	254	1%
Equity securities	1,182	488	49	—	1,719	5%
Policy loans	—	201	—	—	201	0%
Mortgage loans	191	876	—	—	1,067	3%
Real estate and other investments	457	781	18	(265)	991	3%

Total cash and investments	$9,462	$28,228	$311	$(265)	$37,736	100%

Unrealized gain/(loss) on equity securities	$87	$(3)	$—	$—	$84

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15	12/31/16	12/31/15
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$64	$63	$66	$64	$63	$257	$248
Fixed maturities - Trading	(1)	2	1	1	—	3	4
Equity securities	13	13	12	13	14	51	48
Equity in investees	7	7	2	6	(1)	22	11
Other investments	6	10	10	1	—	27	16

Gross investment income	89	95	91	85	76	360	327
Investment expenses	(4)	(2)	(2)	(2)	(2)	(10)	(8)

Total net investment income	$85	$93	$89	$83	$74	$350	$319

Average cash and investments (a)	$9,779	$9,647	$9,465	$9,366	$9,113	$9,550	$8,956

Average yield (b)	3.48%	3.86%	3.76%	3.54%	3.25%	3.66%	3.56%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$315	$307	$307	$294	$294	$1,223	$1,126
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	7	6	6	5	6	24	21
Equity in investees	6	9	2	5	2	22	16
Other investments	20	27	29	11	7	87	62

Gross investment income	348	349	344	315	309	1,356	1,225
Investment expenses	(4)	(1)	(2)	(3)	(2)	(10)	(10)

Total net investment income	$344	$348	$342	$312	$307	$1,346	$1,215

Average cash and investments (a)	$29,192	$28,548	$27,964	$27,186	$26,401	$28,223	$25,174

Average yield (b)	4.72%	4.88%	4.88%	4.60%	4.65%	4.77%	4.83%

AFG consolidated net investment income:
Property & Casualty	$85	$93	$89	$83	$74	$350	$319
Annuity and Run-off:
Fixed Annuity	344	348	342	312	307	1,346	1,215
Variable Annuity	2	3	2	3	2	10	9
Run-off	6	5	5	5	19	21	80
Other	—	1	4	1	3	6	4
Consolidate CLOs	(8)	(17)	(19)	7	11	(37)	6

Total net investment income	$429	$433	$423	$411	$416	$1,696	$1,633

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$348	$348	$—	1%	1%
States, municipalities and political subdivisions	6,677	6,808	131	19%	16%
Foreign government	256	261	5	1%	1%
Residential mortgage-backed securities	3,371	3,639	268	11%	9%
Commercial mortgage-backed securities	1,446	1,493	47	4%	3%
Asset-backed securities	5,962	5,959	(3)	17%	14%
Corporate and other bonds	16,034	16,395	361	47%	40%

Total AFG consolidated	$34,094	$34,903	$809	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%
Net of investment expense (a)	4.48%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years
December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$319	$321	$2	1%	1%
States, municipalities and political subdivisions	6,671	6,885	214	21%	18%
Foreign government	225	232	7	1%	1%
Residential mortgage-backed securities	3,241	3,534	293	11%	9%
Commercial mortgage-backed securities	2,112	2,188	76	7%	6%
Asset-backed securities	4,961	4,934	(27)	15%	13%
Corporate and other bonds	14,290	14,444	154	44%	38%

Total AFG consolidated	$31,819	$32,538	$719	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.74%
Net of investment expense (a)	4.69%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	December 31, 2016				December 31, 2015
Property and Casualty Insurance:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$295	$295	$—	4%	$255	$257	$2	4%
States, municipalities and political subdivisions	2,588	2,605	17	39%	2,807	2,891	84	42%
Foreign government	245	249	4	4%	213	219	6	3%
Residential mortgage-backed securities	980	1,026	46	15%	893	932	39	13%
Commercial mortgage-backed securities	142	144	2	2%	209	213	4	3%
Asset-backed securities	1,445	1,440	(5)	21%	1,453	1,442	(11)	21%
Corporate and other bonds	976	993	17	15%	979	970	(9)	14%

Property and Casualty Insurance	$6,671	$6,752	$81	100%	$6,809	$6,924	$115	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.88%				3.82%
Net of investment expense (a)	3.67%				3.71%
Tax equivalent, net of investment expense (b)	4.20%				4.31%
Approximate average life and duration:
Approximate average life	4.5 years				5 years
Approximate duration	3.5 years				4 years

	December 31, 2016				December 31, 2015
Annuity and Run-off:	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$52	$52	$—	0%	$62	$62	$—	0%
States, municipalities and political subdivisions	4,089	4,203	114	15%	3,864	3,994	130	15%
Foreign government	11	12	1	0%	12	13	1	0%
Residential mortgage-backed securities	2,390	2,601	211	9%	2,347	2,590	243	10%
Commercial mortgage-backed securities	1,304	1,349	45	5%	1,903	1,975	72	8%
Asset-backed securities	4,517	4,519	2	16%	3,508	3,492	(16)	14%
Corporate and other bonds	15,058	15,402	344	55%	13,311	13,474	163	53%

Total Annuity and Run-off	$27,421	$28,138	$717	100%	$25,007	$25,600	$593	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.72%				4.98%
Net of investment expense (a)	4.67%				4.94%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,117	$6,189	$72	18%
AA	7,123	7,257	134	21%
A	8,323	8,487	164	24%
BBB	8,999	9,193	194	26%

Subtotal - Investment grade	30,562	31,126	564	89%
BB	687	695	8	2%
B	446	445	(1)	1%
Other (b)	2,399	2,637	238	8%

Subtotal - Non-Investment grade	3,532	3,777	245	11%

Total	$34,094	$34,903	$809	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,519	$6,655	$136	20%
AA	6,785	6,954	169	22%
A	7,780	7,969	189	25%
BBB	7,478	7,507	29	23%

Subtotal - Investment grade	28,562	29,085	523	90%
BB	790	765	(25)	2%
B	438	417	(21)	1%
Other (b)	2,029	2,271	242	7%

Subtotal - Non-Investment grade	3,257	3,453	196	10%

Total	$31,819	$32,538	$719	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$243	$243	$—	5%	0%
Prime (Non-Agency)	1,406	1,557	151	30%	4%
Alt-A	1,093	1,170	77	23%	3%
Subprime	629	669	40	13%	2%
Commercial	1,446	1,493	47	29%	3%

Total AFG consolidated	$4,817	$5,132	$315	100%	12%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 78%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 710; Subprime 641.

•	96% of our Commercial MBS portfolio is investment-grade rated (81% AAA) and the average subordination for this group of assets is 37%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 4 years.

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$260	$269	$9	5%	1%
Prime (Non-Agency)	1,489	1,651	162	29%	4%
Alt-A	794	872	78	15%	2%
Subprime	698	742	44	13%	2%
Commercial	2,112	2,188	76	38%	6%

Total AFG consolidated	$5,353	$5,722	$369	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$192	$191	$(1)	17%	2%
Prime (Non-Agency)	187	202	15	17%	2%
Alt-A	342	361	19	31%	4%
Subprime	259	272	13	23%	3%
Commercial	142	144	2	12%	1%

Total	$1,122	$1,170	$48	100%	12%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$151	$153	$2	13%	2%
Prime (Non-Agency)	218	231	13	20%	2%
Alt-A	241	257	16	23%	3%
Subprime	283	291	8	25%	3%
Commercial	209	213	4	19%	2%

Total	$1,102	$1,145	$43	100%	12%

Annuity and Run-off:	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$51	$52	$1	1%	0%
Prime (Non-Agency)	1,218	1,343	125	34%	4%
Alt-A	751	809	58	21%	3%
Subprime	370	397	27	10%	1%
Commercial	1,304	1,349	45	34%	5%

Total	$3,694	$3,950	$256	100%	13%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$109	$116	$7	3%	0%
Prime (Non-Agency)	1,270	1,408	138	31%	5%
Alt-A	553	615	62	13%	2%
Subprime	415	451	36	10%	2%
Commercial	1,903	1,975	72	43%	7%

Total	$4,250	$4,565	$315	100%	16%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,668	$1,720	$52	34%
AA	164	169	5	3%
A	256	268	12	5%
BBB	274	288	14	6%

Subtotal - investment grade	2,362	2,445	83	48%
BB	211	212	1	4%
B	330	333	3	6%
Other	1,914	2,142	228	42%

Total	$4,817	$5,132	$315	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,409	$2,494	$85	43%
AA	255	263	8	5%
A	329	345	16	6%
BBB	272	292	20	5%

Subtotal - investment grade	3,265	3,394	129	59%
BB	253	258	5	5%
B	305	311	6	5%
Other	1,530	1,759	229	31%

Total	$5,353	$5,722	$369	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - December 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$299	$1,727	$171	$508	$1,213	$2,053	$218	$6,189	18%
AA	41	4,388	30	127	42	1,480	1,149	7,257	21%
A	—	501	55	170	98	1,593	6,070	8,487	24%
BBB	—	69	5	202	86	813	8,018	9,193	26%

Subtotal - Investment grade	340	6,685	261	1,007	1,439	5,939	15,455	31,126	89%
BB	—	4	—	184	29	16	462	695	2%
B	—	8	—	307	25	1	104	445	1%
CCC, CC, C	—	11	—	963	—	3	32	1,009	3%
D	—	—	—	679	—	—	—	679	2%

Subtotal - Non-Investment grade	—	23	—	2,133	54	20	598	2,828	8%
Not Rated	8	100	—	499	—	—	342	949	3%

Total	$348	$6,808	$261	$3,639	$1,493	$5,959	$16,395	$34,903	100%

	Fair Value - December 31, 2015
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$262	$1,607	$138	$640	$1,854	$1,986	$168	$6,655	20%
AA	44	4,488	32	151	112	1,239	888	6,954	21%
A	—	569	62	173	172	1,252	5,741	7,969	25%
BBB	—	92	—	248	44	429	6,694	7,507	23%

Subtotal - Investment grade	306	6,756	232	1,212	2,182	4,906	13,491	29,085	89%
BB	—	20	—	258	—	14	473	765	3%
B	—	—	—	306	6	2	103	417	1%
CCC, CC, C	—	9	—	894	—	4	11	918	3%
D	—	—	—	445	—	—	3	448	1%

Subtotal - Non-Investment grade	—	29	—	1,903	6	20	590	2,548	8%
Not Rated	15	100	—	419	—	8	363	905	3%

Total	$321	$6,885	$232	$3,534	$2,188	$4,934	$14,444	$32,538	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.